Employee Benefit Plan, Fair Value and NAV	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Investment, Fair Value and NAV [Line Items]
EBP, Investment, Fair Value and NAV
The fair value framework establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
•Level 1 - Quoted prices in active market for identical assets.
•Level 2 - Significant observable inputs. Level 2 inputs include the following:
•quoted prices for similar assets and liabilities in active markets;
•quoted prices for identical or similar assets or liabilities in markets that are not active;
•observable inputs other than quoted prices that are used in the valuation of the assets or liabilities (e.g., interest rate and yield curve quotes at commonly quoted intervals);
•inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•Level 3 - Unobservable inputs for the asset or liability (i.e., supported by little or no market activity). Level 3 inputs include management assumptions regarding market participant assumptions used in pricing the asset or liability (including assumptions about risk).

The level in the fair value hierarchy within which the fair value measurement is classified is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Following is a description of the valuation techniques and inputs used for each general type of investments measured at fair value by the Plan: